January 7, 1997


                              CAPITOL SQUARE FUNDS
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 1996


         Countrywide Credit Industries, Inc. ("Countrywide"), 155 North Lake Avenue, Pasadena, California, has entered into an agreement with the shareholders of Leshner Financial, Inc., whereby Countrywide will acquire all of the outstanding stock of Leshner Financial, Inc. Midwest Group Financial Services, Inc. ("Midwest Group"), which provides subadvisory services to the Capitol Square Bond Fund (the "Bond Fund"), and MGF Service Corp., which provides transfer agency, accounting and administrative services to all three of the Capitol Square Funds, are wholly-owned subsidiaries of Leshner Financial, Inc.

         Under the Investment Company Act of 1940, the acquisition is considered an assignment of the Subadvisory Agreement between the Bond Fund and Midwest Group, thereby causing the termination of such Agreement. It is management's intention to submit a new subadvisory agreement to shareholders of the Bond Fund for their approval. Detailed information about the proposal will be included in a proxy statement to be mailed to Bond Fund shareholders in February 1997.

         Upon consummation of the acquisition, Midwest Group and MGF Service Corp. will be operated as wholly-owned indirect subsidiaries of Countrywide. The investment objectives and policies and investment management of the Bond Fund will not be affected by the change in ownership of Leshner Financial, Inc.

         Countrywide is a New York Stock Exchange listed company principally engaged in residential mortgage lending. Countrywide is the nation's largest independent residential mortgage lender and servicer. Founded in 1969, Countrywide originates, purchases, sells and services loans for single-family residences. Countrywide has more than 5,500 employees and 350 offices across the nation.




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